SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   Form 8-K/A

                  Amendment No. 1 to Current Report on Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): January 8, 1997




                       ACTION PERFORMANCE COMPANIES, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)




         ARIZONA                       0-21630                  86-0704792
------------------------------   ---------------------     ---------------------
     (State or other             (Commission File No.)     (IRS Employer ID No.)
jurisdiction of incorporation)




                  2401 West First Street, Tempe, Arizona 85281
                  --------------------------------------------
               (Address of principal executive office) (Zip Code)




       Registrant's telephone number, including area code: (602) 894-0100
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                       ACTION PERFORMANCE COMPANIES, INC.

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO

                           CURRENT REPORT ON FORM 8-K



ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

Acquisition of Motorsport Traditions

         On January 8, 1997, Action Performance Companies, Inc. (the "Company"), through a wholly owned subsidiary, acquired the business and substantially all of the assets and assumed specified liabilities of Motorsport Traditions Limited Partnership, a North Carolina limited partnership ("MTL"). Also on January 8, 1997, the Company acquired all of the outstanding capital stock of Creative Marketing and Promotions, Inc., a North Carolina corporation ("CMP").

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

(a)      Financial Statements of Businesses Acquired.

         The Company has determined that it is not required to provide the financial statements required by this Item 7(a) with respect to the acquisitions of MTL and CMP. Accordingly, the Company will not file such financial statements.

(b)      Pro Forma Financial Information.

         The Company has determined that it is not required to provide the pro forma financial information required by this Item 7(b) with respect to the acquisitions of MTL and CMP. Accordingly, the Company will not file such financial statements.
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
(c)      Exhibits.


Exhibit No.                                   Description of Exhibit
-----------                                   ----------------------

      10.39 Asset Purchase Agreement dated as of January 1, 1997, among Action Performance Companies, Inc., MTL Acquisition, Inc., Motorsport Traditions Limited Partnership, Midland Leasing, Inc., and Motorsports By Mail, Inc.(1)
      10.40 Exchange Agreement dated as of January 1, 1997, among Action Performance Companies, Inc., Kenneth R. Barbee, and Jeffery M. Gordon(1)
      10.41 Promissory Note dated January 1, 1997, in the principal amount of $1,600,000 issued by MTL Acquisition, Inc., as Maker, to Motorsport Traditions Limited Partnership, as Payee, together with Guarantee of Action Performance Companies, Inc.(1)
      10.42 Note Purchase Agreement dated as of January 2, 1997, among Action Performance Companies, Inc., Jefferson-Pilot Life Insurance Company, Alexander Hamilton Life Insurance Company of America, and First Alexander Hamilton Life Insurance Company, together with form of Note, form of Subsidiary Guaranty, and form of Subsidiary Joinder(1)
      10.43 Credit Agreement dated as of January 2, 1997, among Action Performance Companies, Inc., Sports Image, Inc., MTL Acquisition, Inc., and First Union National Bank of North Carolina(1)
      10.44 Registration Agreement dated as of January 1, 1997, among Action Performance Companies, Inc., Motorsport Traditions Limited Partnership, Midland Leasing, Inc., and Motorsports By Mail, Inc.(1)
      10.45 Registration Agreement dated as of January 1, 1997, among Action Performance Companies, Inc., Kenneth R. Barbee, and Jeffery M. Gordon(1)
      10.46 Employment Agreement dated as of January 1, 1997, between Action Performance Companies, Inc. and Kenneth R. Barbee(1)
      10.47 Consulting Agreement dated as of January 1, 1997, between Action Performance Companies, Inc. and John Bickford(1)

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(1)     Incorporated by reference to the Registrant's Current Report on Form 8-K as filed on January 23, 1996.
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
                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 20, 1997                       ACTION PERFORMANCE COMPANIES, INC.



                                        By: /s/ Chistopher S. Besing
                                           -------------------------------------
                                        Christopher S. Besing
                                        Vice President, Chief Financial Officer,
                                        and Treasurer
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